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EXHIBIT 99.1

                                                            IMAGING3, INC.
                                                            BALANCE SHEET
                                                         As of June 30, 2013
                                                        (ACCRUAL BASIS ONLY)
                                                             (unaudited)

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ASSETS
     Current Assets:
                                                                    ---------------------------------
     Unrestricted Cash                                                                    108,842.31
                                                                    ---------------------------------
     Restricted Cash
                                                                    ---------------------------------
     Accounts Receivable                                                                   25,261.78
                                                                    ---------------------------------
     Inventory                                                                            200,628.46
                                                                    ---------------------------------
     Notes Receivable
                                                                    ---------------------------------
     Prepaid Expenses                                                                       2,870.34
                                                                    ---------------------------------
     Other (Itemize)                                                                        3,928.00
                                                                    ---------------------------------
                                                                                                         --------------------------
                                              Total Current Assets                                                      341,530.89
                                                                                                         --------------------------

Property, Plant, and Equipment                                                              5,115.28
                                                                    ---------------------------------
Accumulated Depreciation/Depletion
                                                                    ---------------------------------
                                                                                                         --------------------------
                                Net Property, Plant, and Equipment                                                        5,115.28
                                                                                                         --------------------------

Other Assets (Net of Amortization):
     Due from Insiders
                                                                    ---------------------------------
     Other (Itemize)                                                                       31,457.26
                                                                    ---------------------------------
                                                                                                         --------------------------
                                                Total Other Assets                                                       31,457.26
                                                                                                         --------------------------

                                                                                                         ==========================
TOTAL ASSETS                                                                                                            378,103.43
                                                                                                         ==========================

LIABILITIES
                                                                    ---------------------------------
Post-petition Liabilities:
                                                                    ---------------------------------
     Accounts Payable                                                                     318,657.02
                                                                    ---------------------------------
     Taxes Payable
                                                                    ---------------------------------
     Notes Payable
                                                                    ---------------------------------
     Executive Compensation Accrual                                                       147,093.06
                                                                    ---------------------------------
     Secured Debt                                                                         952,665.00
                                                                    ---------------------------------
     Other (Itemize)
                                                                    ---------------------------------
                                                                                                         --------------------------
                                   Total Post-petition Liabilities                                                    1,418,415.08
                                                                                                         --------------------------

Pre-petition Liabilities:
     Secured Liabilities                                                                1,200,000.00
                                                                    ---------------------------------
     Priority Liabilities
                                                                    ---------------------------------
     Unsecured Liabilities                                                             19,847,624.23
                                                                    ---------------------------------
     Other (Itemize)
                                                                    ---------------------------------
                                                                                                         --------------------------
                                    Total Pre-petition Liabilities                                                   21,047,624.23
                                                                                                         --------------------------

                                                                                                         --------------------------
TOTAL LIABILITIES                                                                                                    22,466,039.31
                                                                                                         --------------------------

EQUITY:
     Pre-petition Owners' Equity (Loss)                                              (21,122,307.73)
                                                                    ---------------------------------
     Post-petition Profit/(Loss)                                                        (965,628.15)
                                                                    ---------------------------------
     Direct Charges to Equity
                                                                    ---------------------------------
                                                                                                         --------------------------
TOTAL EQUITY                                                                                                       (22,087,935.88)
                                                                                                         --------------------------

                                                                                                         ==========================
TOTAL LIABILITIES & EQUITY                                                                                              378,103.43
                                                                                                         ==========================

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